BEA Strategic Global Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

---------------------------------------------

OFFICERS AND DIRECTORS

William W. Priest, Jr.          Gregg M. Diliberto
CHAIRMAN OF THE BOARD           INVESTMENT OFFICER
Prof. Enrique R. Arzac          Suzanne E. Moran
DIRECTOR                        INVESTMENT OFFICER
Lawrence J. Fox                 Hal Liebes
DIRECTOR                        SENIOR VICE PRESIDENT
James S. Pasman, Jr.            Michael A. Pignataro
DIRECTOR                        SECRETARY
Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT
OFFICER

--------------------------------------------------------
INVESTMENT ADVISER
Credit Suisse Asset Management
153 East 53rd Street
New York, New York 10022
Phone 1-800-293-1232
--------------------------------------------------------
ADMINISTRATOR
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
--------------------------------------------------------
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
BankBoston, N.A.
P.O. Box 1865
Mailstop 45-02-62
Boston, Massachusetts 02105-1865
Phone 1-800-730-6001
--------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------

INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND
REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $1,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A description of the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan is included at the back of this report.

--------------------------------------------------------------------------------

                     BEA Strategic Global Income Fund, Inc.

--------------------------------------------------------------------------------

                                 ANNUAL REPORT
                               December 31, 1998

BEA STRATEGIC GLOBAL INCOME FUND, INC.

----------
Dear Shareholders:                                              January 29, 1999

We are writing to report on the activities of the BEA Strategic Global Income Fund, Inc. ("the Fund") for the quarter ended December 31, 1998 and to discuss our investment strategy.

    At December 31, 1998, the Fund's net asset value ("NAV") was $9.29, compared to an NAV of $9.33 at September 30, 1998. The Fund's total return (based on NAV and assuming reinvestment of dividends of $0.2175 per share) for the quarter ended December 31, 1998 was 2.1%. For 1998 as a whole, the Fund returned 5.13%.

    At December 31, 1998, $52.5 million was invested in high yield debt securities; $2.0 million in investment-grade debt securities; $15.6 million in emerging-market debt securities; and the balance of $6.9 million in equity securities and cash equivalents. Of the debt securities, the largest concentration (56.0%) was invested in B-rated issues.

THE MARKET: EMERGING MARKETS REVIVE, HIGH YIELD UNDERPERFORMS

    After suffering painful losses in the second and third quarters of 1998, "spread product"--debt securities whose market valuation is driven by the difference, known as the "spread," between their yields and those of U.S. Treasury debt-- enjoyed a healthy rebound in the fourth quarter.

    Investors' pronounced risk aversion began to soften in response to a number of developments. These were the cumulative effect of over 60 monetary easings by central banks, including three in the U.S. by the Federal Reserve within a period of seven weeks; the announcement of a long-awaited fiscal aid package for Brazil by the International Monetary Fund; and the relatively orderly liquidation of large positions held by Long-Term Capital Management and other ailing hedge funds.

    Within the spread product universe, emerging market debt fared notably well and high yield less so. Aggregate emerging debt (as measured by J.P. Morgan's Emerging Markets Bond Index Plus) rose 9.9%. While modest in comparison, the 3.5% return of the Salomon Smith Barney High-Yield Market Index was substantially higher than that of most other U.S. spread product sectors.

    The high yield market's outperformance appears even more noteworthy in light of technical factors that served to moderate its returns during the quarter:

- Trading liquidity continued to deteriorate in the aftermath of the "flight to quality" rallies that bloodied anything other than major-nation sovereign instruments earlier in the year, as brokerage firms sharply reduced their willingness to make markets.

- Swelling cash inflows into high yield mutual funds, which had helped to absorb a booming new issue calendar in November, subsided in December even as new issue activity remained buoyant.

- Investors continued to favor the better-rated high yield issues, meaning that a large portion of the overall high yield market spent much of the quarter fairly inactive.

PERFORMANCE: DAMPENED BY HIGH YIELD SECTOR ALLOCATIONS

    The same sector allocations that most affected the Fund's performance during the third quarter continued to do so in the fourth quarter:

- Bright spots included our positions in cable/media and gaming, both of which performed much better than the overall benchmark; underweighting in finance and energy, which were the quarter's two worst-performing sectors in the entire high yield market; and our exposure to emerging markets.

- Our overweighting in telecommunications hurt returns, as it left the portfolio more highly exposed than the benchmark to deferred interest instruments such as zero-coupon bonds. Zeros' returns generally were lower than those of traditional cash-pay instruments, reflecting investors' ongoing preference for higher-quality issues within the overall high yield universe.

-  We underweighted utilities, which performed well.

- Our holdings in the transportation sector were mostly shipping companies, which were hurt by a combination of falling oil prices and declining Asian demand for oil.

OUTLOOK: CAUTIOUSLY OPTIMISTIC ON HIGH YIELD,
CAUTIOUS ON EMERGING MARKETS

    HIGH YIELD. In the near term, we are cautiously optimistic on the prospects for the high yield market. There are a number of factors supporting our optimism, including positive conditions for many sectors of the economy; minimal inflation, which suggests little upward pressure on interest rates; and fairly wide yield spreads relative to comparable-maturity U.S. Treasury bonds, which have ample scope to narrow (and, thus, push bond prices higher).

We thus expect investor cash flows into high yield mutual funds to rise--which is already the case as we write.

    To be sure, we see areas for meaningful concern, as well. Recent events in Brazil underscore the fragility of the world's capital markets, for example, and may not have ended yet. The level of market volatility that rose to extraordinary levels in 1998 shows few signs of dissipating. And the U.S. equity market, to which activity in high yield is closely correlated, is hitting new highs that may prove unsustainable.

    Our outlook for interest rates is neutral. With the Federal Reserve having cut rates three times between late September and mid-November, the U.S. economy doing well and the strength in equities, we don't expect the Fed to ease interest rates again in the near future. If the global economy slows down or enters recession and market volatility becomes especially harsh, though, we see room for the Fed to cut interest rates another 50-75 basis points in 1999.

    The persistence of volatility reinforces our belief in the long-term viability of our fundamental strategy. We are keeping the portfolio most heavily weighted in telecommunications, cable/media and gaming, whose positive industry and company fundamentals are unchanged. We also are avoiding meaningful exposure to cyclical industries and those most vulnerable to the severe economic problems in Asia. Should appropriate opportunities arise, we will probably add to our holdings in cable/media and BB-rated bonds more generally.

    INTERNATIONAL. Our near-term view on emerging debt markets remains cautious, particularly with regard to Brazil and its potential impact on other developing countries. Looking ahead to the medium term, though, we maintain our optimism on higher-quality credits and expect their returns to continue to positively decouple from those of less creditworthy nations.

    We are keeping the Fund's emerging markets allocation most heavily weighted in countries with favorable economic fundamentals, including Argentina, Mexico, the Philippines, Panama, Croatia and Morocco. In addition, we intend to seek out mispricing opportunities created from heavy selling activity and capitalize on them where appropriate.

    As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management at (800) 293-1232 or (212) 238-5674. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Fund's Shareholder Servicing Agent at (800) 730-6001.

Sincerely yours,

/s/ Richard J. Lindquist
Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER*

/s/ William W. Priest, Jr.
William W. Priest, Jr.
CHAIRMAN OF THE BOARD*

FROM CREDIT SUISSE ASSET MANAGEMENT:

    I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

    * Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management ("CSAM") formerly known as BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist is also President and Chief Investment Officer of BEA Strategic Global Income Fund, Inc.

    * William W. Priest, Jr., who is a Managing Director and Chief Executive Officer-Americas of Credit Suisse Asset Management ("CSAM") formerly known as BEA Associates, joined CSAM in 1972. Mr. Priest is Director and President of The Indonesia Fund, Inc. and Director and Chairman of the Board of BEA Strategic Global Income Fund, Inc.; The Brazilian Equity Fund, Inc.; The Chile Fund, Inc.; The Emerging Markets Infrastructure Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc.; The First Israel Fund, Inc.; The Latin America Equity Fund, Inc.; The Latin America Investment Fund, Inc.; and The Portugal Fund, Inc.

PORTFOLIO OF INVESTMENTS

---------
DECEMBER 31, 1998

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
DOMESTIC SECURITIES (77.5%)
--------------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (67.3%)
--------------------------------------------------------------------------------------------
-----------------
AUTOMOTIVE (2.1%)
         Cambridge Industries, Inc.
          Sr. Sub. Notes
          10.25%, 7/15/07                                    B3       $     250  $   215,625
         Collins & Aikman Products Co., Inc.
          Series B, Sr. Sub. Notes
          11.50%, 4/15/06                                    B3             250      260,000
         Consorcio G Grupo Dina S.A./MCII
          Holdings (U.S.A.), Inc.
          Sr. Secured Discount Notes Zero Coupon,
          11/15/02                                          N/R             400      359,500
         Delco Remy International, Inc.
          Gtd. Sr. Sub. Notes
          10.625%, 8/1/06                                    B2             250      262,813
         Oxford Automotive, Inc.
          Gtd. Sr. Sub. Notes
          10.125%, 6/15/07                                 Caa1             250      256,875
      (3) 10.125%, 6/15/07                                 Caa1             250      256,875
                                                                                 -----------
               GROUP TOTAL                                                         1,611,688
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (5.7%)
      (8) Acme Television L.L.C./ ACME Financial Corp.
          Gtd. Sr. Discount Notes
          0.00%, 9/30/04                                     B3             500      399,375
      (8) Australis Holdings Pty. Ltd.
          Yankee Sr. Secured Discount Notes
          0.00%, 11/1/02                                    N/R             650        6,500
   (2)(8) Australis Media Ltd.
          Yankee Units
          15.75%, 5/15/03                                     C             500        2,500
          15.75%, 5/15/03                                     C             229        1,144
         Capstar Broadcasting Partners, Inc.:
          Sr. Sub. Notes
          9.25%, 7/1/07                                      B2             200      208,000
      (8) Sr. Discount Notes
          0.00%, 2/1/09                                     N/R             500      411,250
         Digital Television Services, Inc./DTS
          Capital, Inc.
          Series B, Gtd. Sr. Sub. Notes
          12.50%, 8/1/07                                     B3             250      271,250
      (8) EchoStar Communications Corp.
          Gtd. Sr. Discount Notes
          0.00%, 6/1/04                                      B2             300      307,875
      (3) Granite Broadcasting, Inc.
          Sr. Sub. Notes
          8.875%, 5/15/08                                    B3             250      235,625

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Pegasus Media & Communications, Inc.
          Series B, Notes
          12.50%, 7/1/05                                     B2       $     250  $   274,375
         Sinclair Broadcast Group, Inc.:
          Sr. Sub. Notes
          10.00%, 9/30/05                                    B2             300      318,000
          Sr. Sub. Notes
          8.75%, 12/15/07                                    B2             250      251,875
      (8) Spanish Broadcasting System, Inc. Sr. Notes
          12.50%, 6/15/02                                    B3             250      270,000
      (8) United International Holdings, Inc.
          Series B, Sr. Discount Notes
          0.00%, 2/15/08                                     B3             500      268,750
         Univision Network Holding L.P.
          Sub. Notes
          Zero Coupon, 12/17/02                             N/R             573      700,584
         Young Broadcasting, Inc.:
          Series B, Gtd. Sr. Sub. Notes
          9.00%, 1/15/06                                     B2             200      202,500
          8.75%, 6/15/07                                     B2             450      452,250
                                                                                 -----------
               GROUP TOTAL                                                         4,581,853
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BUSINESS SERVICES (0.6%)
      (3) General Binding Corp.
          Sr. Sub. Notes
          9.375%, 6/1/08                                     B2             250      251,563
      (3) Iron Mountain Inc.
          Sr. Notes
          8.75%, 9/30/09                                     B3             250      257,500
                                                                                 -----------
               GROUP TOTAL                                                           509,063
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (8.1%)
         Adelphia Communications Corp.
          Series B, Sr. Notes
          8.375%, 2/1/08                                     B3             200      207,000
         Avalon Cable Holdings, Inc.
          Units
          Zero Coupon, 12/1/08                             Caa1             500      279,375
         CSC Holdings, Inc.
          Sr. Sub. Notes
          9.875%, 2/15/13                                    B1             250      280,313
         Century Communications Corp.
          Sr. Notes
          8.75%, 10/1/07                                    Ba3             250      275,000
         Charter Communications Southeast L.P.
          Series B, Sr. Notes
          11.25%, 3/15/06                                    B3             250      280,000

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Comcast Corp.
          Sr. Sub. Notes
          9.125%, 10/15/06                                  Ba3       $     250  $   267,500
      (8) Comcast UK Cable Partners Ltd.
          Yankee Sr. Debentures
          0.00%, 11/15/07                                    B2             500      420,000
   (3)(8) DIVA Systems Corp.
          Units
          0.00%, 3/1/08                                     N/R             810      339,188
      (8) Diamond Cable Communications plc
          Yankee Discount Notes
          0.00%, 12/15/05                                  Caa1             300      246,750
   (3)(8) Falcon Holdings Group L.P./ Falcon Funding
          Corp.
          Sr. Discount Debentures
          0.00%, 4/15/10                                     B2             500      344,375
         Helicon Group L.P.
          Series B, Sr. Secured Notes
          11.00%, 11/1/03                                    B1             200      209,250
         InterMedia Capital Partners IV
          L.P./InterMedia Partners Capital Corp.
          Sr. Notes
          11.25%, 8/1/06                                     B2             250      281,250
         James Cable Partners L.P.
          Series B, Sr. Notes
          10.75%, 8/15/04                                   N/R             100      104,375
      (3) Lenfest Communications, Inc.
          Sr. Sub. Notes
          10.50%, 6/15/06                                    B2             350      409,500
      (8) Marcus Cable Co.
          Sr. Discount Notes
          0.00%, 12/15/05                                    B3             350      335,563
         NTL, Inc.
          Series B, Sr. Deferred Coupon Notes
          0.00%, 2/1/06                                      B3             500      420,000
          Series B, Sr. Notes
          10.00%, 2/15/07                                    B3             250      251,875
   (3)(8) 0.00%, 10/1/08                                     B3             250      157,813
         OpTel, Inc. Series B, Sr. Notes
          11.50%, 7/1/08                                     B3             250      241,875
          13.00%, 2/15/05                                    B3             250      255,625
         Rifkin Acquisitions Partners L.P.
          Sr. Sub. Notes
          11.125%, 1/15/06                                   B3             250      273,438
      (8) Telewest Communications Plc
          Yankee Sr. Sub. Discount Debentures
          0.00%, 10/1/07                                     B1             250      208,750
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (3) United Rentals, Inc.
          Sr. Sub. Notes
          9.25%, 1/15/09                                     B1       $     250  $   251,875
                                                                                 -----------
               GROUP TOTAL                                                         6,340,690
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CHEMICALS (1.0%)
         Huntsman Polymers Corp.
          Sr. Notes
          11.75%, 12/1/04                                    B1             400      436,000
         NL Industries Inc.
          Sr. Secured Notes
          11.75%, 10/15/03                                   B1             150      159,000
         Texas Petrochemical Corp.
          Series B, Sr. Sub. Notes
          11.125%, 7/1/06                                   N/R             200      196,000
                                                                                 -----------
               GROUP TOTAL                                                           791,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSTRUCTION & BUILDING MATERIALS (0.7%)
         American Architectural Products Corp.
          Gtd. Sr. Notes
          11.75%, 12/1/07                                  Caa1             250      189,375
         Brand Scaffold Services
          Sr. Notes
          10.25%, 2/15/08                                    B3             150      147,750
         Presley Companies
          Sr. Notes
          12.50%, 7/1/01                                   Caa3             250      211,250
                                                                                 -----------
               GROUP TOTAL                                                           548,375
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (2.5%)
      (8) Coinstar Inc.
          Sr. Discount Notes
          0.00%, 10/1/06                                   Caa1             350      300,563
         Holmes Products Corp.
          Gtd. Sr. Sub. Notes
          9.875%, 11/15/07                                   B3             200      179,250
         Jordan Industries, Inc.
          Series B, Sr. Notes
          10.375%, 8/1/07                                    B3             225      232,594
         Playtex Products, Inc.
          Series B, Gtd. Sr. Notes
          8.875%, 7/15/04                                    B1             200      207,500
         Revlon Consumer Products, Corp.
          Series B, Sr. Sub Notes
          8.625%, 2/1/08                                     B3             250      229,375
         Signature Brands USA, Inc.
          Sr. Sub. Notes
          13.00%, 8/15/02                                    B3             500      554,375
   (2)(4) Town & Country Corp.
          Sr. Sub. Notes
          13.00%, 5/31/98                                   N/R             616      244,887
                                                                                 -----------
               GROUP TOTAL                                                         1,948,544
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
ELECTRONICS (1.4%)
         Details, Inc.
          Series B. Sr. Sub Notes
          10.00%, 11/15/05                                   B3       $     250  $   244,375
         Unisys Corp.
          Sr. Notes
          11.75%, 10/15/04                                   B1             100      116,000
      (3) Verio, Inc.
          Units
          13.50%, 6/15/04                                    B3             400      434,000
         Viasystems, Inc.
          Sr. Sub. Notes
          9.75%, 6/1/07                                      B3             250      236,875
                                                                                 -----------
               GROUP TOTAL                                                         1,031,250
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ENERGY (3.0%)
         Belden & Blake Energy Co.
          Series B, Gtd. Sr. Sub. Notes
          9.875%, 6/15/07                                    B3             200      163,500
         Bellwether Exploration Co.
          Gtd. Sr. Sub. Notes
          10.875%, 4/1/07                                    B3             250      241,875
      (3) Canadian Forest Oil, Ltd.
          Sr. Sub. Notes
          8.75%, 9/15/07                                     B2             250      225,625
         Continental Resources, Inc.
          Gtd. Sr. Notes
          10.25%, 8/1/08                                     B3             150      128,625
         Cliffs Drilling Co.
          Series D, Gtd. Sr. Notes
          10.25%, 5/15/03                                    B1             250      262,813
         Dual Drilling Co.
          Gtd. Sr. Sub. Notes
          9.875%, 1/15/04                                  Baa3             250      262,500
         Energy Corp. of America
          Series A, Sr. Sub. Notes
          9.50%, 5/15/07                                     B2             250      228,125
         H.S. Resources, Inc.
          Gtd. Sr. Sub. Notes
          9.25%, 11/15/06                                    B2             250      234,375
         Key Energy Group
          11.50%, 9/15/99                                   N/R             250      240,000
      (3) Southwest Royalties, Inc.
          Series B, Gtd. Sr. Notes
          10.50%, 10/15/04                                   B3             250      109,375
         TransAmerican Energy Corp.
          Sr. Secured Notes
          11.50%, 6/15/02                                    B3             200       76,000
         Wiser Oil Co.
          Gtd. Sr. Sub. Notes
          9.50%, 5/15/07                                     B2             250      171,875
                                                                                 -----------
               GROUP TOTAL                                                         2,344,688
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ENTERTAINMENT (3.5%)
         American Skiing Co.
          Series B, Sr. Sub. Notes
          12.00%, 7/15/06                                    B3             200      208,000
      (3) Bally Total Fitness Holding Corp.
          Sr. Sub. Notes
          9.875%, 10/15/07                                   B3             250      244,375
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Booth Creek Ski Holdings, Inc.
          Series B, Sr. Notes
          12.50%, 3/15/07                                  Caa1       $     250  $   247,500
         Cinemark U.S.A., Inc.
          Series D, Sr. Sub. Notes
          9.625%, 8/1/08                                     B2             200      209,500
         Genmar Holdings, Inc.
          Series A, Sr. Sub. Notes
          13.50%, 7/15/01                                  Caa2             500      500,000
      (8) IHF Holdings, Inc.
          Series B, Sr. Sec. Discount Notes
          Zero Coupon, 11/15/04                            Caa2             300       53,625
      (3) Production Resource Group, L.L.C./ PRG
          Finance Group
          Gtd. Sr. Sub. Notes
          11.50%, 1/15/08                                  Caa2             250      245,625
         PTI Holdings, Inc.
          Sub. Notes
          Zero Coupon, 12/17/02                             N/R             507      619,704
      (3) Premier Cruises, Ltd.
          Sr. Notes
          11.00%, 3/15/08                                    B3             250       99,375
         Regal Cinemas, Inc.
          Sr. Sub. Notes
          9.50%, 6/1/08                                      B3             100      104,000
      (3) 8.875%, 12/15/10                                   B3             250      248,125
                                                                                 -----------
               GROUP TOTAL                                                         2,779,829
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.3%)
      (3) Petroleos Mexicanos
          Private Placement
          9.574%, 7/15/05                                   Ba2              20       18,550
      (2) Westfed Holdings
          Sr. Debentures
          15.50%, 9/15/99                                   N/R             250      185,000
                                                                                 -----------
               GROUP TOTAL                                                           203,550
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (0.9%)
         AmeriServ Food Distribution, Inc.
          Gtd. Sr. Notes
          8.875%, 10/15/06                                   B1             250      236,875
         Archibald Candy Corp.
          Gtd. Sr. Secured Notes
          10.25%, 7/1/04                                     B2             250      253,125
      (3) Fleming Companies, Inc.
          Sr. Sub. Notes
          10.50%, 12/1/04                                    B3             200      190,500
                                                                                 -----------
               GROUP TOTAL                                                           680,500
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
HEALTH CARE (0.9%)
      (3) ICN Pharmaceutical
          Sr. Notes
          8.75%, 11/15/08                                   Ba3             250      251,875
      (3) Insight Health Services Corp.
          Gtd. Sr. Sub. Notes
          9.625%, 6/15/08                                    B3             200      193,500

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Integrated Health Services, Inc.
          Sr. Sub. Notes
          9.25%, 1/15/08                                     B2       $     250  $   237,500
                                                                                 -----------
               GROUP TOTAL                                                           682,875
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (3.5%)
         Atlantis Group, Inc.
          Sr. Notes
          11.00%, 2/15/03                                    B2             250      248,750
      (3) Chancellor Media Corp.
          Sr. Notes
          8.00%, 11/1/08                                    Ba2             200      203,500
      (3) Golden Ocean Group, Ltd.
          Gtd. Sr. Notes
          10.00%, 8/31/01                                    B3             513      142,358
      (3) Hayes Lemmerz International, Inc.
          Gtd. Sr. Notes
          8.25%, 12/15/08                                    B2             500      498,750
         Haynes International, Inc.
          Sr. Notes
          11.625%, 9/1/04                                    B3             250      232,500
         MVE, Inc.
          Sr. Secured Debentures
          12.50%, 2/15/02                                    B3             440      424,050
         Park-Ohio Industries, Inc.
          Sr. Sub. Notes
          9.25%, 12/1/07                                     B2             200      204,000
      (3) Romacorp Inc.
          Sr. Notes
          12.00%, 7/1/06                                     B3             250      244,688
         SRI Receivables Purchase Co., Inc.
          Series B, Notes
          12.50%, 12/15/00                                  N/R             500      520,000
                                                                                 -----------
               GROUP TOTAL                                                         2,718,596
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (2.3%)
         Algoma Steel, Inc.
          Yankee First Mortgage Notes
          12.375%, 7/15/05                                   B1             250      187,500
         Gulf States Steel, Inc.
          First Mortgage Notes
          13.50%, 4/15/03                                    B1             250      101,875
      (3) Metallurg, Inc.
          Series B, Gtd. Sr. Notes
          11.00%, 12/1/07                                    B3             250      239,063
         NS Group, Inc.
          Gtd. Sr. Secured Debentures
          13.50%, 7/15/03                                    B3             150      161,625
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Republic Engineered Steel, Inc.
          First Mortgage Bonds
          9.875%, 12/15/01                                 Caa1       $     250  $   252,500
      (3) Sheffield Steel Corp.
          Series B, First Mortgage Bonds
          11.50%, 12/1/05                                  Caa2             250      201,563
         WCI Steel, Inc.
          Series B, Sr. Secured Notes
          10.00%, 12/1/04                                    B2             250      248,750
         Weirton Steel Corp.
          Sr. Notes
          11.375%, 7/1/04                                    B2             200      178,000
         Wheeling-Pittsburg Corp.
          Sr. Notes
          9.25%, 11/15/07                                    B2             250      231,875
                                                                                 -----------
               GROUP TOTAL                                                         1,802,751
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PACKAGING/CONTAINERS (2.8%)
         AEP Industries, Inc.
          Sr. Sub. Notes
          9.875%, 11/15/07                                   B2             400      403,000
         BWAY Corp.
          Gtd. Sr. Sub. Notes
          10.25%, 4/15/07                                    B2             150      157,500
         Container Corp. of America
          Gtd. Sr. Notes
          9.75%, 4/1/03                                      B1             250      255,000
      (8) Crown Packaging Enterprises Ltd.
          Yankee Sr. Secured Discount Notes
          0.00%, 8/1/06                                     Ca1             925       13,875
         Gaylord Container Corp.
          Series B, Sr. Notes
          9.75%, 6/15/07                                     B3             250      211,875
         Plastic Containers, Inc.
          Series B, Sr. Secured Notes
          10.00%, 12/15/06                                   B1             250      262,188
      (3) Radnor Holdings, Inc.
          Series B, Gtd. Sr. Notes
          10.00%, 12/1/03                                    B2             400      403,000
         Riverwood International Corp.
          Gtd. Sr. Sub. Notes
          10.875%, 4/1/08                                  Caa1             250      228,125
      (3) Stone Container Finance Co.
          Yankee Gtd. Sr. Notes
          11.50%, 8/15/06                                    B2             250      251,875
                                                                                 -----------
               GROUP TOTAL                                                         2,186,438
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (1.4%)
      (3) Ainsworth Lumber Co., Ltd.
          Yankee Sr. Secured Notes
          12.50%, 7/15/07                                    B3             250      247,500

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Color Spot Nurseries
          Sr. Sub. Notes
          10.50%, 12/15/07                                 Caa1       $     200  $   109,500
         Crown Paper Co.
          Sr. Sub. Notes
          11.00%, 9/1/05                                     B3             100       87,250
         Mail-Well Corp.
          Sr. Sub. Notes
          10.50%, 2/15/04                                    B2             500      525,000
         Malette, Inc.
          Yankee Sr. Secured Debentures
          12.25%, 7/15/04                                   Ba3             150      161,625
                                                                                 -----------
               GROUP TOTAL                                                         1,130,875
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (2.3%)
         Ampex Corp.
          Series B, Sr. Notes
          12.00%, 3/15/03                                   N/R             250      257,500
      (8) InterAct Systems, Inc.
          Sr. Discount Notes
          0.00%, 8/1/03                                     N/R             400      120,000
      (3) Level 3 Communications, Inc.
          Sr. Notes
          9.125%, 5/1/08                                     B3             275      272,938
          0.00%, 12/1/08                                     B3             550      321,063
      (8) Liberty Group Publishing, Inc.
          Sr. Discount Debentures
          0.00%, 2/1/09                                    Caa1             300      160,500
      (3) Mentus Media Corp.
          Units
          12.00%, 2/1/03                                    N/R             369      369,000
         Tri-State Outdoor Media Group, Inc.
          Sr. Notes
          11.00%, 5/15/08                                   N/R             300      295,500
                                                                                 -----------
               GROUP TOTAL                                                         1,796,501
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (4.3%)
         American Restaurant Group, Inc.
          Gtd. Sr. Secured Notes
          11.50%, 2/15/03                                    B3             250      233,125
         Casino America, Inc.
          Gtd. Sr. Notes
          12.50%, 8/1/03                                     B1             250      277,500
         Casino Magic of Louisiana, Corp.
          Series B, Gtd. First Mortgage Notes
          13.00%, 8/15/03                                    B3             300      318,375
      (4) Colorado Gaming & Entertainment, Co.
          Gtd. Sr. Notes
          12.00%, 6/1/03                                    N/R             443      477,445
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Friendly Ice Cream Corp.
          Gtd. Sr. Notes
          10.50%, 12/1/07                                    B1       $     250  $   253,125
         HMH Properties
          Gtd. Sr. Secured Notes
           7.875%, 8/1/08                                   Ba2             250      243,438
      (3) Hollywood Park, Inc.
          Sr. Sub. Notes
          9.50%, 8/1/07                                      B2             200      198,000
         Horseshoe Gaming L.L.C.
          Series B, Sr. Sub. Notes
          9.375%, 6/15/07                                    B3             300      308,250
         Horseshoe Gaming L.L.C.
          Series B, Gtd. Sr. Notes
          12.75%, 9/30/00                                    B1             375      402,656
         Mohegan Tribal Gaming Authority
          Series B, Sr. Secured Notes
          13.50%, 11/15/02                                  Ba1             200      240,750
         Prime Hospitality Corp.
          Secured First Mortgage Notes
          9.25%, 1/15/06                                    Ba2             250      259,063
         Waterford Gaming L.L.C./ Waterford Gaming
          Finance Corp.
          Sr. Notes
          12.75%, 11/15/03                                  N/R             189      203,411
                                                                                 -----------
               GROUP TOTAL                                                         3,415,138
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RETAIL (2.7%)
   (3)(8) Advance Holdings Corp.
          Sr. Discount Debentures
          0.00%, 4/15/09                                   Caa2             350      206,063
      (3) Advance Stores Co., Inc.
          Gtd. Sr. Sub. Notes
          10.25%, 4/15/08                                  Caa1             150      151,875
      (3) County Seat Stores, Inc.
          Units
          12.75%, 11/1/04                                   N/R             250      187,500
         Dairy Mart Convenience Stores, Inc.
          Sr. Sub. Notes
          10.25%, 3/15/04                                    B3             251      236,568
         Jitney-Jungle Stores of America, Inc.:
          Gtd. Sr. Sub. Notes
          10.375%, 9/15/07                                   B3             250      257,500
         Gtd. Sr. Notes
          12.00%, 3/1/06                                     B2             250      277,500
         K Mart Corp.
          Debentures
          7.75%, 10/1/12                                    Ba2             200      199,250
      (8) Mrs. Fields Holding Co.
          Units
          0.00%, 12/1/05                                   Caa2             500      278,750
         Pantry, Inc.
          Sr. Sub. Notes
          10.25%, 10/15/07                                   B3             200      208,000

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Pathmark Stores, Inc.
          Sr. Sub. Notes
          9.625%, 5/1/03                                   Caa1       $     100  $    98,250
                                                                                 -----------
               GROUP TOTAL                                                         2,101,256
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (15.1%)
         Advanced Radio Telecommunications Corp.
          Sr. Notes
          14.00%, 2/15/07                                  Caa2             250      162,188
         Applied Extrusion Tech
          Series B, Sr. Notes
          11.50%, 4/1/02                                     B2             250      261,538
         Concentric Network Corp.
          Sr. Notes
          12.75%, 12/15/07                                  N/R             250      251,875
   (3)(8) DTI Holdings, Inc.
          Units
          0.00%, 3/1/08                                     N/R             300       76,125
      (3) Dobson/Sygnet Communications Co.
          Sr. Notes
          12.25%, 12/15/08                                  N/R             250      251,250
   (3)(8) Dolphin Telecom plc
          Sr. Discount Notes
          0.00%, 6/1/08                                    Caa1             250       88,438
      (8) E. Spire Communications, Inc.
          Sr. Discount Notes.
          0.00%, 11/1/05                                    N/R             750      566,250
          0.00%, 7/1/08                                     N/R             400      167,500
      (3) Exodus Communications, Inc.
          Sr. Notes
          11.25%, 7/1/08                                    N/R              50       50,250
      (8) Echostar Satellite Broadcasting Corp.
          Sr. Secured Discount Notes
          0.00%, 3/15/04                                     B3             150      152,813
   (3)(8) Focal Communications Corp.
          Sr. Discount Notes
          0.00%, 2/15/08                                    N/R             200      104,500
      (3) Global Crossing Holdings, Ltd.
          Gtd. Sr. Notes
          9.625%, 5/15/08                                   N/R             250      265,000
         Globix Corp.
          Sr. Notes
          13.00%, 5/1/05                                    N/R             250      208,750
      (8) GST USA, Inc.
          Gtd. Sr. Discount Notes
          0.00%, 12/15/05                                   N/R             600      437,250
         Globalstar, L.P./Globalstar Capital Corp.
          Sr. Notes
          10.75%, 11/1/04                                    B3             300      215,250
         ICG Holdings, Inc.:
          Gtd. Sr. Discount Notes
          0.00%, 3/15/07                                    N/R             750      473,438
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8) Gtd. Sr. Exchange Discount
          Notes
          0.00%, 9/15/05                                    N/R       $     350  $   290,500
   (3)(8) ICG Services, Inc.
          Gtd. Sr. Discount Notes
          0.00%, 5/1/08                                     N/R             250      134,688
         Intermedia Communications, Inc.:
          Sr. Notes
          8.875%, 11/1/07                                    B2             150      147,375
      (8)  Series B, Sr. Discount Notes
          0.00%, 7/15/07                                     B2             300      209,625
         Irridium Operating L.L.C./ Irridium Capital
          Corp.
          Series C/EN Gtd. Sr. Notes
          11.25%, 7/15/05                                    B3             250      210,313
         Jacor Communications, Inc.
          Gtd. Sr. Sub. Notes
          8.00%, 2/15/10                                     B2             250      259,063
         Jordan Telecommunications Products, Inc.
          Series B, Sr. Discount Notes
          0.00%, 8/1/07                                      B3             250      192,188
      (3) Long Distance International, Inc.
          Units
          12.25%, 4/15/08                                   N/R             500      408,750
   (3)(8) MetroNet Communications Corp.
          Sr. Discount Notes
          0.00%, 6/15/08                                     B3             250      154,063
          0.00%, 11/1/07                                      B             350      213,063
      (8) McCaw International Ltd.
          Sr. Discount Notes
          0.00%, 4/15/07                                   Caa1             500      275,000
         McLeod USA, Inc.:
      (8) Sr. Discount Notes
          0.00%, 3/1/07                                      B2             100       76,375
         Sr. Notes
          9.25%, 7/15/07                                     B2             200      207,250
         NEXTLINK Communications, Inc.
          Sr. Notes
          10.75%, 11/15/08                                   B3             250      256,250
          12.50%, 4/15/06                                    B3             100      109,000
   (3)(8) Nextel Communications, Inc.
          Sr. Discount Notes
          0.00%, 2/15/08                                     B2             900      542,250
         Orion Network Systems, Inc.
          Gtd. Sr. Notes
          11.25%, 1/15/07                                    B2             250      240,625
         PLD Telekom, Inc.
          Gtd. Sr. Notes
          14.00%, 6/1/04                                    N/R             560      336,000

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8) Pagemart Nationwide, Inc.
          Sr. Discount Notes
          0.00%, 2/1/05                                      B3       $     750  $   666,563
      (3) Petersburg Long Distance, Inc.
          Conv. Sub. Notes
          9.00%, 6/1/06                                     N/R              80       29,300
         Price Communications Corp./
          Price Communications
          Cellular Holdings, Inc.
          Sr. Discount Notes
          11.25%, 8/15/08                                  Caa1             200      190,000
      (8) Qwest Communications International, Inc.
          Sr. Discount Notes
          0.00%, 10/15/07                                    B2             250      194,688
      (8) RCN Corp.
          Series B, Sr. Discount Notes
          0.00%, 2/15/08                                     B3             300      161,625
         RSL Communications plc
          Gtd. Senior Notes
          9.125%, 3/1/08                                     B3             250      233,750
   (3)(8) Rhythms Netconnections
          Units
          0.00%, 5/15/08                                    N/R             500      224,375
      (3) Startec Global Communications Corp.
          Units
          12.00%, 5/15/08                                   N/R             350      299,688
         Sprint Spectrum L.P./Sprint
          Spectrum Finance Corp.
          Sr. Notes
          11.00%, 8/15/06                                    B2             450      520,875
         Star Choice Communications, Inc.
          Yankee Sr. Notes.
          13.00%, 12/15/05                                  N/R             200      198,500
         TCI Satellite Entertainment, Inc.
      (8) Sr. Sub. Discount Notes
          0.00%, 2/15/07                                     B3             150       29,813
         Sr. Sub. Notes
          10.875%, 2/15/07                                   B3             200       73,500
         T/SF Communications Corp.
          Series B, Guaranteed Sr. Sub. Notes
          10.375%, 11/1/07                                   B3             200      198,750
         Talton Holdings, Inc.
          Gtd. Sr. Notes
          11.00%, 6/30/07                                    B2             250      237,188
      (8) USN Communications Inc.
          Units
          0.00%, 8/15/04                                   Caa1             205       77,388
         Western Wireless Corp.
          Sr. Sub. Notes
          10.50%, 2/1/07                                     B3             250      261,250
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (8) WinStar Communications, Inc.
          Sr. Discount Notes
          0.00%, 10/15/05                                  Caa1       $     400  $   295,500
                                                                                 -----------
               GROUP TOTAL                                                        11,887,546
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TEXTILES/APPAREL (0.3%)
         Maxim Group, Inc.
          Gtd. Sr. Sub. Notes
          9.25%, 10/15/07                                    B2             250      249,688
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TRANSPORTATION (1.9%)
         AirTran Airlines, Inc.
          Sr. Notes
          10.50%, 4/15/01                                   N/R             500      404,375
         Canada Airlines Corp.
          Sr. Notes
          12.25%, 8/1/06                                   Caa2             300      227,250
      (3) Cenargo International plc
          First Priority Ship Mortgage Notes
          9.75%, 6/15/08                                    Ba3             100      101,250
      (3) Ermis Maritime Holdings, Ltd.
          Units
          12.50%, 3/15/06                                    B3             275      266,750
      (3) Hermes Europe Railtel B.V.
          Sr. Notes
          10.375%, 1/15/09                                   B3             250      253,125
      (3) Trans World Airlines, Inc.
          Sr. Notes
          11.375%, 3/1/06                                  Caa1             250      205,313
                                                                                 -----------
               GROUP TOTAL                                                         1,458,063
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $57,152,908)                                                              52,800,757
                                                                                 -----------
---------------------------------------------
-------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
--------------------------------------------------------------------------------------------
-----------------
         Asset Securitization Corp.
           Series 1996-MD6, Class A6
           7.10%, 11/13/26
           (Cost $233,342)                                 Baa2             230      235,435
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (2.0%)
--------------------------------------------------------------------------------------------
-----------------
         Green Tree Financial Corp.
          Manufactured Housing Installment Sale
          Contracts:
          Series 1995-6, Class A3
          6.65%, 9/15/26                                    Aaa             203      203,756
          Series 1993-4, Class B1
          7.20%, 1/15/19                                   Baa3           1,043    1,021,160
         Merrill Lynch Home Equity
          Acceptance Trust
          Series 1994-A, Class A-2
          6.50%, 7/17/22                                     A3             212      208,980

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Nationscredit Grantor Trust
          Boat Retail Installment Sale Contracts
          Series 1996-1, Class A
          5.85%, 9/15/11                                    Aaa       $     115  $   114,084
                                                                                 -----------
               GROUP TOTAL                                                         1,547,980
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $1,583,181)                                                                1,547,980
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                       Shares/
                                                                        Units
--------------------------------------------------------------------------------------------
-----------------
COMMON STOCKS (2.3%)
--------------------------------------------------------------------------------------------
-----------------
CABLE (0.0%)
      (1) OpTel, Inc.                                                       250            3
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.1%)
      (1) Coinstar, Inc.                                                  4,196       43,534
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
   (1)(5) Westfed Holdings, Inc.
          Class B (acquired 9/20/88, $127)                                4,223            0
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FOOD & BEVERAGES (1.7%)
   (1)(5) Dr. Pepper Bottling Holdings, Inc.
          Class A (acquired 10/21/88, cost $40,500)                      45,000    1,350,000
      (1) Specialty Foods Corp.                                          22,500        1,125
                                                                                 -----------
               GROUP TOTAL                                                         1,351,125
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (0.3%)
(1)(5)(7) CIC I Acquisition Corp.
          (acquired 10/18/89, cost $1,076,715)                            2,944      200,192
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
METALS & MINING (0.0%)
         Sheffield Steel Corp.                                            2,500       10,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PACKAGING\CONTAINERS (0.0%)
      (1) Crown Packaging Enterprises Ltd.                              100,848        1,008
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.2%)
(1)(3)(6) Mail-Well, Inc.                                                 7,102       81,229
      (1) Mail-Well, Inc.                                                 3,550       40,603
                                                                                 -----------
               GROUP TOTAL                                                           121,832
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.0%)
      (1) Elsinore Corp.                                                  6,178        1,158
      (1) Isle of Capri Casinos, Inc.                                     4,982       19,617
      (1) Motels of America, Inc.                                           250        4,500
                                                                                 -----------
               GROUP TOTAL                                                            25,275
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
                                                                       Shares/      Value
                                                                        Units    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
RETAIL (0.0%)
   (1)(5) Jewel Recovery L.P.
          (acquired 7/30/93, cost $0)                                    33,040  $         0
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TELECOMMUNICATIONS (0.0%)
      (1) Intermedia Communications, Inc.                                   825       14,231
      (1) Pagemart Nationwide, Inc.                                       3,500       19,688
                                                                                 -----------
               GROUP TOTAL                                                            33,919
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $1,309,193)                                                                1,786,888
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (4.5%)
--------------------------------------------------------------------------------------------
-----------------
AEROSPACE/DEFENSE (0.4%)
      (1) GPA Group plc
          7% Second Preference Cum. Conv.                               650,000      338,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BROADCASTING (0.9%)
      (1) Granite Broadcasting Corp.
          12.75% Cum. Exchangeable                                           11        9,900
   (1)(3) Source Media, Inc.                                              4,410       85,995
      (1) Spanish Broadcasting System, Inc.
          14.25% Cum. Exchangeable                                        6,110      604,890
                                                                                 -----------
               GROUP TOTAL                                                           700,785
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CABLE (1.7%)
         Adelphia Communications Corp.
          13% Cum. Exchangeable, Series B                                 2,500      296,250
      (3) Intermedia Communications, Inc.
          7% Jr. Convertible, Series E                                   15,000      277,500
         NEXTLINK Communications, Inc.
          14% Cum. Exchangeable                                           7,634      423,687
         Nextel Communications, Inc.
          13% Exchangeable, Series D                                        299      299,425
                                                                                 -----------
               GROUP TOTAL                                                         1,296,862
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS & SERVICES (0.0%)
         Renaissance Cosmetics, Inc.
          14% Cumulative                                                      4            0
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
FINANCIAL SERVICES (0.0%)
      (7) West Fed Holdings, Inc.
          Class A (acquired 9/20/88-6/18/93, cost
          $1,203,480)                                                    14,246       14,246
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
INDUSTRIAL GOODS & MATERIALS (0.0%)
         NTL, Inc.
          13% Exchangeable                                                    1        1,198
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                       Shares/      Value
                                                                        Units    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
MISCELLANEOUS (0.0%)
      (1) TCR Holdings Corp.
          Series B                                                          351  $        21
          Series C (non-voting)                                             193           11
          Series D (non-voting)                                             509           27
          Series E (non-voting)                                           1,053           66
                                                                                 -----------
               GROUP TOTAL                                                               125
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (0.8%)
      (1) SD Warren Co.
          14% Cum. Exchangeable, Series B                                13,000      663,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PUBLISHING & INFORMATION SERVICES (0.5%)
         Primedia, Inc.
          10% Cum. Exchangeable, Series D                                 3,500      363,125
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RESTAURANTS, HOTELS & GAMING (0.2%)
         AmeriKing, Inc.
          13% Cum. Exchangable                                            6,251      153,150
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $3,969,019)                                                                3,530,491
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RIGHTS (0.0%)
--------------------------------------------------------------------------------------------
-----------------
      (1) Terex Corp. expiring 5/15/02
          (Cost $0)                                                       2,000       28,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
WARRANTS (1.1%)
--------------------------------------------------------------------------------------------
-----------------
      (1) Advanced Radio Telecommunications Corp.
          expiring 2/15/07                                                3,750       24,000
      (1) American Telecasting, Inc.
          expiring 6/23/99                                                  350            0
      (1) Ampex Corp.
          expiring 3/15/03                                                8,500        6,375
      (1) Australis Holdings Pty Ltd.
          expiring 10/30/01                                                 250            2
      (1) Australis Media Ltd.
          expiring 5/15/00                                                  225            1
      (1) Bell Technology, Inc.
          expiring 5/1/05                                                   250            3
      (1) CHC Helicopter Corp.
          expiring 12/15/00                                               2,000        6,000
   (1)(7) Chi Energy, Inc.:
          Series C, expiring 11/8/05                                      2,459        5,909
          Series B, expiring 11/8/03                                      3,790        9,100
      (1) Concentric Network Corp.
          expiring 12/15/07                                                 250       37,228
   (1)(7) Consolidated Hydro, Inc.
          expiring 12/31/03                                               2,700            0
      (1) Crown Packaging Holdings, Ltd.
          expiring 11/1/03                                                1,000          500
                                                                       Shares/      Value
                                                                        Units    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------

      (1) DIVA Systems Corp.
         expiring 5/15/06                                                   900  $   198,000
         expiring 3/1/01                                                  2,430           24
      (1) DTI Holdings, Inc.
          expiring 3/1/08                                                 1,500           75
      (1) Dairy Mart Convenience Stores, Inc.
          expiring 12/1/01                                                4,172        1,160
      (1) E. Spire Communications, Inc.
          expiring 11/1/05                                                1,000      110,000
      (1) Golden Ocean Group, Ltd.
          expiring 8/31/01                                                  342          342
      (1) Great American Cookie Co.
          expiring 1/30/00                                                   90            0
      (1) Hemmeter Enterprises, Inc.
          expiring 12/15/99                                               3,000            0
      (1) IntelCom Group, Inc.
          expiring 9/1/05                                                 1,155       16,170
      (1) Interact Systems, Inc.
          expiring 8/1/03                                                   400            0
      (1) Intermedia Communications, Inc.
          expiring 6/1/00                                                   300       12,822
      (1) Isle Capri Casinos, Inc.
          expiring 5/3/01                                                   882            9
      (1) Long Distance International
          expiring 4/13/08                                                  500            5
      (1) Loral Orion Network Systems, Inc.
          expiring 1/31/07                                                  250        2,625
      (1) Mentus Media Corp.
          expiring 2/1/08                                                 1,034           11
      (1) McCaw International Ltd.
          expiring 4/15/07                                                  750        1,875
      (1) NEXTLINK Communications, Inc.
          expiring 2/1/09                                                 6,000            0
      (1) Nextel Communications, Inc. expiring 4/25/99                      500            5
      (1) PLD Telekom, Inc.
          expiring 6/1/06                                                   560            6
      (1) Price Communications Corp.
          expiring 8/1/07                                                 1,204       12,040
      (1) Rhythms Netconnections
          expiring 5/15/08                                                2,000           20
      (1) SD Warren Co.
          expiring 12/15/06                                               8,000       40,000
      (1) Signature Brands Ltd.
          expiring 8/15/02                                                  500            0
      (1) Source Media, Inc.
          expiring 11/1/07                                                2,235       21,903
      (1) Spanish Broadcasting Systems
          expiring 6/29/99                                                  500      102,500
         expiring 6/30/99                                                   500      245,000
      (1) Star Choice Communications, Inc.
          expiring 12/15/05                                               4,632        4,974
      (1) Startec Global Communications Corp.
          expiring 5/15/08                                                  350            4

    The accompanying notes are an integral part of the financial statements.

                                                                       Shares/      Value
                                                                        Units    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
      (1) USN Communications, Inc.
          expiring 10/15/04                                               3,050  $     2,562
      (1) United International Holdings
          expiring 11/15/99                                                 600        3,000
      (1) Verio, Inc.                                                     3,200       70,400
      (1) Wright Medical Technology
          expiring 6/30/03                                                  206            2
                                                                                 -----------
               GROUP TOTAL                                                           934,652
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $869,639)                                                                    934,652
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $65,117,282)                                                              60,864,203
                                                                                 -----------

                                                          Moody's       Face
                                                          Ratings      Amount
                                                        (Unaudited)     (000)
--------------------------------------------------------------------------------------------
-----------------
FOREIGN SECURITIES (19.8%)
--------------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (1.3%)
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA (0.1%)
         CIA Internacional Telecomunicacoes
          Sr. Notes
          10.375%, 8/1/04                                   N/R        ARP  145      103,411
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BRAZIL (0.7%)
         Cia. Petroleo Ipiranga S.A.
          Sr. Unsub. Notes
          10.625%, 2/25/02                                  N/R        USD  600      497,747
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RUSSIA (0.5%)
      (3) AO Sibneft
          Loan Participation Notes
          9.402%, 8/15/00                                   N/R       USD 1,275      403,219
--------------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $2,053,488)                                                                1,004,377
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (18.5%)
--------------------------------------------------------------------------------------------
-----------------
ALGERIA (0.5%)
         Republic of Algeria
         Loan Participation Agreements 6.25%, 5/4/00        N/R       USD 28,036     211,262
         Tranche
          Series A
          6.25%, 5/4/00                                     N/R        USD  176      142,763
                                                                                 -----------
               GROUP TOTAL                                                           354,025
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
ARGENTINA (4.7%)
         Argentina
          9.75%, 9/19/27                                    Ba3        USD  370      335,540
          9.75%, 9/19/27                                    Ba3        USD  160      144,200


                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
         Argentina Non-U.S. Global
          Series L-GL
          6.063%, 3/31/23                                   Ba3        USD  850  $   621,563
         Republic of Argentina:
          11.00%, 10/9/06                                   Ba3        USD  100       99,250
         Series PRE2
          5.198%, 4/1/01                                    Ba3        USD  450      313,050
         Debentures
          6.188%, 3/31/05                                    B1       USD 1,001      846,330
      (9) Bocon PRO1 Notes
          2.909%, 4/1/07                                    Ba3        USD  330      286,382
         Secured Par Bonds,
          Series L-GP
          5.75%, 3/31/23                                     B1       USD 1,470    1,056,563
                                                                                 -----------
               GROUP TOTAL                                                         3,702,878
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BRAZIL (4.5%)
         Federal Republic of Brazil:
         Debentures
          Series EI-L
          6.125%, 4/15/06                                    B2        USD  163      104,856
         6.125%, 4/15/06                                     B1       USD 2,285    1,476,552
         10.125%, 5/15/27                                    B1        USD  870      585,075
         Capitalization Bonds
          5.00%, 4/15/14                                     B1       USD 1,702    1,015,076
         Discount Bond
          6.125%, 4/15/24                                   N/R        USD  610      356,850
                                                                                 -----------
               GROUP TOTAL                                                         3,538,409
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
BULGARIA (0.9%)
      (3) Republic of Bulgaria:
         Front Loaded Interest Reduction Bonds, Series
          A
          6.688%, 7/28/24                                    B2       USD 1,040      728,000
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
COLUMBIA (0.6%)
         Republic of Colombia:
          12.243%, 8/13/05                                 Baa3        USD  190      175,275
         Notes
          8.625%, 4/1/08                                   Baa3        USD  360      306,450
                                                                                 -----------
               GROUP TOTAL                                                           481,725
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
GREECE (0.2%)
         Hellenic Republic
          8.70%, 4/8/05                                     N/R       USD 1,040      154,520
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
HUNGARY (0.3%)
         Hungary Republic
          Bonds
          15.00%, 7/24/01                                   N/R       HUF50,000      238,612
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
IVORY COAST (0.3%)
      (8) Republic of the Ivory Coast:
         Past Due Interest (PDI) Bonds
          1.90%, 3/29/18                                   Baa3       FRF   245       85,075
         2.00%, 3/29/18                                    Baa3       FRF   360      170,097
                                                                                 -----------
               GROUP TOTAL                                                           255,172
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
MEXICO (2.8%)
         United Mexican States:
         11.50%, 5/15/26                                    Ba2        USD  530  $   566,557
         Secured Par Bonds,
          Series W-A
          6.25%, 12/31/19                                   Ba2       USD 1,695    1,313,625
         Secured Par Bonds,
          Series W-B
          6.25%, 12/31/19                                   Ba2        USD  360      279,000
                                                                                 -----------
               GROUP TOTAL                                                         2,159,182
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PANAMA (0.7%)
         Republic of Panama:
         Interest Reduction Bonds
          3.75%, 7/17/14                                    Ba1        USD  425      316,625
         Bonds
          8.875%, 9/30/27                                   Ba1        USD  245      229,688
                                                                                 -----------
               GROUP TOTAL                                                           546,313
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
PERU (0.8%)
         Republic of Peru:
         Interest Reduction Bonds
          Series 20 year
          3.25%, 3/7/17                                     N/R        USD  510      290,700
         PDI--Series 20YR
          4.00%, 3/7/17                                     N/R        USD  550      346,500
                                                                                 -----------
               GROUP TOTAL                                                           637,200
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
POLAND (0.3%)
      (8) Republic of Poland
         PDI--Bonds
          5.00%, 10/27/14                                  Baa3        USD  250      232,813
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
RUSSIA (0.3%)
         Russian Registered Bonds
         12.75%, 6/24/28                                     B3       USD 1,150      294,515
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
VENEZUELA (1.6%)
         Republic of Venezuela:
         Debt Conversion Bonds, Series DL
          5.938%, 12/18/07                                  Ba2        USD  750      474,375
         Front Loaded Interest Reduction Bonds, Series
          A
          6.125%, 3/31/07                                   Ba2        USD  405      252,128
         Unsecured Bonds
          9.25%, 9/15/27                                    Ba2        USD  850      503,625
                                                                                 -----------
               GROUP TOTAL                                                         1,230,128
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $14,270,415)                                                              14,553,492
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL FOREIGN SECURITIES
  (Cost $16,323,903)                                                              15,557,869
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
                                                          Moody's       Face
                                                          Ratings      Amount       Value
                                                        (Unaudited)     (000)    (Note A-1)
--------------------------------------------------------------------------------------------
-----------------
SHORT-TERM INVESTMENTS (0.8%)
         Chase Vista Prime Money Market Fund
          Institutional Shares                              N/R       $  17,462  $    17,462
         FHLB Discount Corp.
          Zero Coupon, 1/4/99                               N/R             583      582,791
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $600,253)                                                                    600,253
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (98.1%)
  (Cost $82,041,438)                                                              77,022,325
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES (1.9%)
                                                                                   1,487,941
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
         Applicable to 8,454,140 issued and outstanding $.001 par value Shares
          (authorized 100,000,000 shares)                                        $78,510,266
                                                                                 -----------
                                                                                 -----------
--------------------------------------------------------------------------------------------
-----------------
N/R--Not Rated.
TBA--Security is subject to delayed delivery.
ARP--Argentine Peso.
FRF--French Franc
HUF--Hungarian Forint
 (1)  Non-income producing security.
 (2)  Defaulted security.
 (3)  144A Security. Certain conditions for public sale may exist.
 (4)  Payment in kind bond. Market value includes accrued interest.
 (5)  Restricted as to private and public resale. Total cost of restricted securities at
      December 31, 1998 aggregated $2,320,822. Total market value of restricted securities owned at December 31, 1998 was $1,564,438 or 2.0% of net assets.
 (6)  Private Placement.
 (7)  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
 (8)  Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
 (9)  Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                                               December 31, 1998
---------------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value (Cost $82,041,438) (Note A-1)..........................        $77,022,325
    Receivables:
      Interest (Note A-6).......................................................          1,591,576
      Investments Sold..........................................................            824,774
    Other Assets................................................................              8,826
---------------------------------------------------------------------------------------------------
        Total Assets............................................................         79,447,501
---------------------------------------------------------------------------------------------------
LIABILITIES:
    Payables:
      Investments Purchased.....................................................            593,323
      Investment Advisory Fees (Note B).........................................             98,629
      Professional Fees.........................................................             53,860
      Shareholders' Reports.....................................................             47,285
      Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
       (Note A-5)...............................................................             13,937
      Custodian Fees............................................................              9,547
      Administrative Fees (Note C)..............................................              8,224
      Shareholder Servicing Fees................................................              2,412
      Directors' Fees...........................................................              1,953
    Due to Custodian Bank.......................................................             86,641
    Other Liabilities...........................................................             21,424
---------------------------------------------------------------------------------------------------
        Total Liabilities.......................................................            937,235
---------------------------------------------------------------------------------------------------

NET ASSETS......................................................................        $78,510,266
                                                                                  -----------------
                                                                                  -----------------
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...........................................         $    8,454
    Capital Paid in Excess of Par Value.........................................         89,457,023
    Undistributed Net Investment Income.........................................            990,088
    Accumulated Net Realized Loss...............................................         (6,916,680)
                                                                                         (5,028,619)
    Unrealized Depreciation on Investments and Foreign Currency Translations....
NET ASSETS APPLICABLE TO 8,454,140 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES)...........................................................        $78,510,266
                                                                                  -----------------
                                                                                  -----------------
NET ASSET VALUE PER SHARE.......................................................              $9.29
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                             Year Ended
                                                                  December 31,
                                                                          1998
------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-6)
      (Net of foreign taxes withheld of $380)...............        $8,860,285
    Dividends (Note A-6)....................................            75,056
------------------------------------------------------------------------------
      Total Income..........................................         8,935,341
------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).......................           433,203
    Administrative Fees (Note C)............................           132,539
    Shareholders' Reports...................................           105,352
    Professional Fees.......................................            66,484
    Custodian Fees..........................................            59,545
    Interest Expense........................................            59,324
    Directors' Fees and Expenses............................            51,171
    Shareholder Servicing Fees..............................            33,702
    Other...................................................            68,883
------------------------------------------------------------------------------
      Total Expenses........................................         1,010,203
------------------------------------------------------------------------------
    Expense Offset (Note A-6)...............................            (4,075)
------------------------------------------------------------------------------
      Net Expenses..........................................         1,006,128
------------------------------------------------------------------------------
      Net Investment Income.................................         7,929,213
------------------------------------------------------------------------------
NET REALIZED LOSS:
    Investments.............................................        (5,783,809)
    Foreign Currency........................................          (155,791)
------------------------------------------------------------------------------
      Total Net Realized Loss...............................        (5,939,600)
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION:
    Investments.............................................        (6,648,646)
    Foreign Currency Translations...........................           (14,860)
------------------------------------------------------------------------------
      Total Change in Unrealized
       Appreciation/Depreciation............................        (6,663,506)
------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized
  Appreciation/Depreciation.................................       (12,603,106)
------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations........       $(4,673,893)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended
                                                                                      December 31,          Year Ended
                                                                                              1998   December 31, 1997
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................       $ 7,929,213         $ 7,538,868
    Net Realized Gain (Loss) on Investments and Foreign Currency................        (5,939,600)          1,113,711
    Change in Unrealized Appreciation/Depreciation on Investments and Foreign
     Currency...................................................................        (6,663,506)          2,304,023
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................        (4,673,893)         10,956,602
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................        (8,010,301)         (7,418,410)
----------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets...................................       (12,684,194)          3,538,192
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year...........................................................        91,194,460          87,656,268
----------------------------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment income of $990,088 and
     $1,244,786, respectively)..................................................       $78,510,266         $91,194,460
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                      Year Ended December 31,
       FINANCIAL HIGHLIGHTS          ----------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:             1998       1997         1996   1995Section     1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF
 YEAR..............................        $ 10.79    $ 10.37      $ 10.01     $ 9.26   $ 10.45
-----------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income..........           0.94       0.89         0.91       0.95      0.95
    Net Realized and Unrealized
     Gain (Loss) on Investments....          (1.49)      0.41         0.26       0.61     (1.33)
-----------------------------------------------------------------------------------------------
      Total from Investment
       Activities..................          (0.55)      1.30         1.17       1.56     (0.38)
-----------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income..........          (0.95)     (0.88)       (0.81)     (0.76)    (0.62)
    Return of Capital..............             --         --           --      (0.05)    (0.19)
-----------------------------------------------------------------------------------------------
      Total Distributions..........          (0.95)     (0.88)       (0.81)     (0.81)    (0.81)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......         $ 9.29    $ 10.79      $ 10.37    $ 10.01    $ 9.26
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF
 YEAR..............................         $ 8.63    $ 10.06       $ 9.00     $ 8.88    $ 8.25
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Net Asset Value (1)............          (5.13)%    13.82%       13.27%     17.57%    (3.80)%
    Market Value...................          (5.56)%    22.34%       11.03%     18.16%    (4.72)%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net Assets, End of Year
 (Thousands).......................        $78,510    $91,194      $87,656    $84,618   $78,252
-----------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets...........................           1.17%      1.08%        1.11%      1.12%     0.99%
Ratio of Expenses to Average Net
 Assets............................           1.17%      1.10%        1.11%        --        --
Ratio of Net Investment Income to
 Average Net Assets................           9.17%      8.43%        8.99%      9.80%     9.66%
Portfolio Turnover Rate............          107.8%     119.1%        65.1%      54.5%     83.1%
-----------------------------------------------------------------------------------------------

Section BEA Associates replaced CS First Boston Investment Management as the
        Fund's investment adviser effective June 13, 1995.
    (1) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

        Note: Current period permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

BEA Strategic Global Income Fund, Inc. (the "Fund"), was incorporated on January 27, 1988 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek high current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign security prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including restricted investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $229,442 (or 0.27% of net assets) at December 31, 1998. In determining fair value, consideration is given to cost, operating and other financial data.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral and proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly the fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains/losses on foreign currency transactions represent net foreign exchange gains/losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are included in unrealized depreciation of investments and foreign currency.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gain or loss when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   The Fund had the following outstanding forward foreign currency exchange contracts at December 31, 1998.

FORWARD FOREIGN                     VALUE AT                UNREALIZED
CURRENCY EXCHANGE      SETTLEMENT  SETTLEMENT    CURRENT   APPRECIATION
CONTRACTS                 DATE        DATE        VALUE    (DEPRECIATION)
---------------------- ----------- ----------- ----------- -------------
Purchase Contracts:
French Franc..........    2/18/99  $   59,907  $    59,609 $     (298   )
French Franc..........    2/18/99     122,844      121,481     (1,363   )
French Franc..........    2/18/99      90,151       88,064     (2,087   )
German Marks..........    2/12/99     302,355      282,228    (20,127   )
German Marks..........    2/12/99     181,439      169,244    (12,195   )
German Marks..........    2/12/99     181,439      169,462    (11,977   )
German Marks..........    3/18/99     169,325      171,394      2,069
Japanese Yen..........    3/18/99     301,168      291,828     (9,340   )
                                   ----------- ----------- -------------
                                   $1,408,628  $ 1,353,310 $  (55,318   )
                                   ----------- ----------- -------------
                                   ----------- ----------- -------------
Sale Contracts:
German Marks..........    2/12/99  $  484,005  $   455,510 $   28,495
German Marks..........    2/12/99  $  181,439  $   168,553 $   12,886
                                   ----------- ----------- -------------
                                   $  665,444  $   624,063 $   41,381
                                   ----------- ----------- -------------
                                   ----------- ----------- -------------

6. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

   The Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For the year ended December 31, 1998, custodian fees and expense offsets were increased by $4,075. There was no effect on net investment income. The Fund could have invested such cash amounts in income producing assets if it had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

7. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

8. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of defaulted bond interest and to differing book and tax treatment for foreign currency transactions.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized gain (loss) and paid in capital.

B. Credit Suisse Asset Management, formerly known as BEA Associates (the "Adviser"), provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets.

C. The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and
 .05% of the Fund's average weekly net assets in excess of $400 million. At May 1, 1998, the rate was reduced from .15% to .12% of the Fund's first 100 million of average weekly net assets.

Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of
 .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million.

CGFSC provides transfer agent services to the Fund. Under the Transfer Agent Agreement, CGFSC is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by CGFSC.

Effective January 25, 1999, BankBoston N.A. replaced CGFSC as the Fund's Transfer Agent. Effective March 1, 1999, Brown Brothers Harriman & Co. will replace CGFSC as the Fund's Administrator and Custodian.

D. During the year ended December 31, 1998, the Fund made purchases of $90,575,988 and sales of $96,693,998 of investment securities other than U.S. Government securities and short term investments. At December 31, 1998, the cost of investments for Federal income tax purposes was $82,732,582. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $5,710,257, of which $5,233,992 related to appreciated securities and $10,944,249 related to depreciated securities.

At December 31, 1998 the Fund had a capital loss carryforward of $5,708,744 available to offset future capital gains of which $90,877, $743,988, $211,706, $4,334 and $4,657,819 will expire on December 31, 2000, 2002, 2003, 2005, 2006, respectively. For the period from November 1, 1998 to December 31, 1998 the Fund incurred and elected to defer until January 1, 1999 for U.S. Federal income purposes net losses of approximately $517,000.

E. At December 31, 1998, 67.3% of the Fund's net assets comprised high-yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

At December 31, 1998, 18.5% of the Fund's net assets comprised foreign currency denominated fixed income securities. Changes in currency exchange rates will affect the value and net investment income from such securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

---------

To the Shareholders and Board of Directors of BEA Strategic Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BEA Strategic Global Income Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 19, 1999

            SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):

                                               AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                             THREE MONTHS ENDED
                                ----------------------------------------------------------------------------
                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1998       JUNE 30, 1998            1998               1998
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  2,309   $ 0.27   $  2,208   $  0.26   $ 2,163   $ 0.26   $ 2,255   $ 0.27
Net Investment Income.........     2,049     0.24      1,912      0.23     1,931     0.23     2,037     0.24
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................     2,428     0.29     (2,809)    (0.33)  (11,239)   (1.28)     (983)   (0.17)
Net Increase/Decrease in Net
 Assets Resulting from
 Operations...................     4,477     0.53       (897)    (0.10)   (9,689)   (1.15)    1,436     0.17


                                                                          SEPTEMBER 30,       DECEMBER 31,
                                 MARCH 31, 1997       JUNE 30, 1997            1997               1997
                                -----------------   ------------------   ----------------   ----------------
Investment Income.............  $  2,214   $ 0.26   $  2,016   $  0.24   $ 2,123   $ 0.25   $ 2,154   $ 0.25
Net Investment Income.........     1,977     0.23      1,774      0.21     1,886     0.22     1,902     0.22
Net Realized Gain (Loss) and
 Change in Unrealized
 Appreciation/Depreciation on
 Investments and Foreign
 Currency.....................      (491)   (0.05)     2,466      0.29     2,519     0.30    (1,076)   (0.13)
Net Increase in Net Assets
 Resulting from Operations....     1,486     0.18      4,240      0.50     4,405     0.52       826     0.08

                         SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of the Stockholders of the BEA Strategic Global Income Fund, Inc. was held on May 11, 1998 at the offices of Willkie, Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York City. The following is a summary of each proposal presented and the total number of shares voted:

                                                          VOTES IN       VOTES        VOTES
PROPOSAL                                                  FAVOR OF      AGAINST     ABSTAINED
-------------------------------------------------------  -----------  -----------  -----------
1.        To elect the following four Directors:
          Messrs. Enrique R. Arzac, Lawrence J. Fox,
          James S. Pasman Jr. and William W. Priest,
          Jr.                                              6,830,758      44,095       --
2.        To ratify the selection of
          PricewaterhouseCoopers LLP as independent
          public accountants of Fund until the next
          annual meeting.                                  6,793,279      27,103       54,472

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

---------

Pursuant to the BEA Strategic Global Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all dividends and distributions, net of any U.S. withholding tax, automatically reinvested in additional shares of the Fund by BankBoston, N.A. c/o EquiServe--Boston, as the plan agent (the "Plan Agent"). Shareholders who do not make this election will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at Dividend Reinvestment Department--EquiServe--Boston, Dividend Reinvestment Department, P.O. Box 9041, Boston MA 02205-9041. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.
    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.
    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's common stock on a particular date shall be as determined by or on behalf of the Fund.
    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $1,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the market price that reflects a premium to the Fund's net asset value.
    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to BankBoston, N.A., c/o EquiServe--Boston, P.O. Box 9041, Boston, MA 02205-9041. Deliveries to any other address do not constitute valid delivery.
    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.
    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.
    You may obtain a refund of any voluntary payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.
    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.
    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.
    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.
    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.
    Any notices, questions or other correspondence regarding the Plan should be addressed to EquiServe--Boston, c/o The "Fund", P.O. Box 8040, Boston, MA 02266-8040, (800) 730-6001.